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                                                                    EXHIBIT 23.3

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the use of our reports on the TV Division of Stauffer Communications, Inc. (and to all references to our Firm) included in or made a part of this Registration Statement (333-10065) for Benedek Communications Corporation filed on Form S-4.

                                          ARTHUR ANDERSEN LLP

Kansas City, Missouri
October 1, 1996

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